SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective March 26, 2009, Pioneer Southwest Energy Partners L.P. (the “Partnership”) obtained the agreement of the lenders under its credit facility that the Partnership would not be required to enter into any additional derivative arrangements for the Partnership's projected oil, NGL and gas production attributable to proved developed producing reserves for the period from January 1, 2011 through December 31, 2011, although the Partnership must maintain its existing derivative positions related to that period. Absent this agreement, by April 1, 2009, the Partnership would have been required to enter into derivative arrangements for at least 50 percent of its projected production attributable to proved developed producing reserves for all periods through December 31, 2011. There was no change to the covenant that the Partnership maintain derivative arrangements for at least 65 percent (but not more than 85 percent) of its projected oil, NGL and gas production attributable to proved developed producing reserves through December 31, 2010, or that by April 1, 2010, the Partnership enter into derivative transactions for at least 50 percent of the Partnership's projected oil, NGL and gas production attributable to proved developed producing reserves through December 31, 2012.

The foregoing description is qualified in its entirety by the complete Limited Waiver Regarding Credit Agreement among the Partnership, as the Borrower, Bank of America, N.A., as Administrative Agent, and the other lenders signatory to the Limited Waiver, which is filed as Exhibit 10.1 to this report, and which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As of March 30, 2009, the Partnership had derivative arrangements representing approximately 75 percent, 70 percent and 45 percent, respectively, of its estimated production for 2009, 2010 and 2011, through fixed price commodity swaps or collar contracts.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1

Limited Waiver Regarding Credit Agreement entered into as of March 26, 2009, among the Partnership, as the Borrower, Bank of America, N.A., as Administrative Agent, and the other lenders signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

	By:	Pioneer Natural Resources GP LLC, its
general partner

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: March 31, 2009

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

EXHIBIT INDEX

Exhibit No.	Description

10.1(a)

Limited Waiver Regarding Credit Agreement entered into as of March 26, 2009, among the Partnership, as the Borrower, Bank of America, N.A., as Administrative Agent, and the other lenders signatory thereto.

___________

(a) Filed herewith.